UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  June 15,2004


                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB1

              (Exact name of registrant as specified in its charter)

New York (governing law of           333-82716-02       51-6555101
Sales and Servicing Agreement)       (Commission
(State or other                      File Number)
jurisdiction                                            IRS EIN
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

On June 15, 2004 a distribution was made to holders of MORGAN STANLEY AUTO LOAN TRUST 2004-HB1


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                      Description

           EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB1, relating to the June 15, 2004 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB1


             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   6/21/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB1, relating to the June 15, 2004 distribution.





                   EX-99.1

Morgan Stanley Auto Loan Trust 2004-HB1




Record Date:            6/14/04
Distribution Date:      6/15/04


Morgan Stanley Auto Loan Trust 2004-HB1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529





                        Certificateholders Distribution Summary


                        Beginning       Interest        Interest        Principal       Ending          Total
Class   Cusip           Principal       Distribution    Carryover       Distribution    Principal       Distribution
                        Balance Amount                  Shortfall       Amount          Balance

A-1     61747RAF7       225,300,000.00  258,031.08          0.00        54,642,500.90   170,657,499.10  54,900,531.98
A-2     61747RAG5       165,450,000.00  273,544.00          0.00                 0.00   165,450,000.00     273,544.00
A-3     61747RAH3       174,400,000.00  396,469.33          0.00                 0.00   174,400,000.00     396,469.33
A-4     61747RAJ9       187,285,000.00  537,039.74          0.00                 0.00   187,285,000.00     537,039.74
B       61747RAK6        25,000,000.00   65,659.72          0.00                 0.00    25,000,000.00      65,659.72
C       61747RAL4        28,710,000.00   71,200.80          0.00                 0.00    28,710,000.00      71,200.80
D       61747RAM2        13,940,000.00   66,021.39          0.00                 0.00    13,940,000.00      66,021.39
Certificates                       n/a         n/a           n/a                 0.00              n/a           0.00





                        Pool Factors

                        Beginning       Interest        Interest        Principal       Ending          Interest
        Class           Note Pool       Distribution    Carryover       Distribution    Note Pool       Rate
                        Factor          per 1000        per 1000        per 1000        Factor

        A-1             1.0000000       1.1452778       0.0000000       242.5321833     0.7574678       1.33%
        A-2             1.0000000       1.6533333       0.0000000         0.0000000     1.0000000       1.92%
        A-3             1.0000000       2.2733333       0.0000000         0.0000000     1.0000000       2.64%
        A-4             1.0000000       2.8675000       0.0000000         0.0000000     1.0000000       3.33%
        B               1.0000000       2.6263889       0.0000000         0.0000000     1.0000000       3.05%
        C               1.0000000       2.4800000       0.0000000         0.0000000     1.0000000       2.88%
        D               1.0000000       4.7361111       0.0000000         0.0000000     1.0000000       5.50%



Collections
        Principal Collections                                           49,158,428.84
        Interest Collections                                             8,340,522.71
        Recoveries and Liquidation Proceeds                                 85,641.96
        Purchase Amounts and Advance Amounts from servicer                 493,746.17
                Total Collections Amount                                58,078,339.68




Disbursements                                   per 1000 Original   Principal Balance

        Servicing Fee                                   1.6406662        1,345,485.71
        Servicing Reimbursement Amount                  0.5125123          420,303.67
        Owner Trustee Fee                               0.0010162              833.33
        Indenture Trustee Fee                           0.0015242            1,250.00
        Note Interest Distribution                      2.0338941        1,667,966.07
        Regular Principal Allocation                   15.3682204       12,603,247.00
        First Allocation of Principal                   0.0000000                0.00
        Second Allocation of Principal                  8.1267514        6,664,626.95
        Third Allocation of Principal                  43.1353176       35,374,626.95
        Total Distribution Amount                                       58,078,339.68



        Pool Balance (beginning of Collection Period)                  820,087,864.99

        Pool Balance (end of Collection Period)                        770,770,373.05

        Overcollateralization Target Amount for next Distribution Date  15,415,407.46
        Overcollateralization Amount                                     5,327,873.95


        Delinquency                                     Principal
                                Period          Number  Balance         Percentage
                                30 - 59 days    200     3,090,760.79         0.40%
                                60 - 89 days    57        901,678.93         0.12%
                                90 + days       28        435,172.12         0.06%
                                Totals          285     4,427,611.84         0.57%

        Pool Delinquency Percentage as of related Determination Date             0.49%

        Repossessed Receivables                                 50         777,637.00

        Defaulted Receivables or Repurchased Receivables                   158,967.90

        Receivables granted extensions                         736      11,436,781.98

        Repurchase Amounts                                                       0.00

        Realized Losses                                                     74,685.94
        Cram Down Losses                                                         0.00

        Cumulative Net Loss Ratio as of related Determination Date              0.01%
        Six-Month Annualized Net Loss Ratio as of related Determination Date    0.06%
        Three-Month Annualized Net Loss Ratio as of related Determination Date  0.06%

        WAC                                     6.48
        WAM                                     53.76


